UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 29, 2025
MSC Income Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-00939	45-3999996
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor Houston, TX	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 350-6000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MSIF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry Into a Material Definitive Agreement.
On January 29, 2025, in connection with the listing of MSC Income Fund, Inc.’s (the “Company”) shares of common stock (the “Shares”) on the New York Stock Exchange (the “Listing”), the Company entered into an Amended and Restated Investment Advisory and Administrative Services Agreement (the “New Investment Advisory Agreement”) with MSC Adviser I, LLC (the “Adviser”), the Company’s investment adviser and administrator. The New Investment Advisory Agreement was approved by the affirmative vote of the holders of a majority of the Company’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), at a special meeting of the Company’s stockholders held on December 11, 2024 (the “Special Meeting”), to become effective upon a Listing.
The New Investment Advisory Agreement effectuates, among other things, (i) a reduction in the annual base management fees payable by the Company to the Adviser from 1.75% of the Company’s average total assets to 1.5% of the Company’s average total assets (including cash and cash equivalents), payable quarterly in arrears (with additional future contractual reductions based upon the Company’s investment portfolio composition), (ii) amendments to the structure of the subordinated incentive fee on income payable by the Company to the Adviser and reductions in the hurdle, catch-up percentage and incentive fee rates, including the adoption of a differentiated and stockholder friendly 50% / 50% catch-up feature, (iii) a reduction to and reset of the incentive fee on capital gains payable by the Company to the Adviser, (iv) establishment of a cap on the amount of expenses payable by the Company relating to certain internal administrative services, which varies based on the value of the Company’s total assets and (v) other changes to delete provisions required by the Omnibus Guidelines promulgated by the North American Securities Administrators Association, Inc. (the “NASAA Guidelines”). A complete description of the New Investment Advisory Agreement is set forth in “Advisory Agreement Amendment Proposal (Item 2)” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 3, 2024.
The foregoing description of the New Investment Advisory Agreement, as set forth in this Item 1.01, is a summary only and is qualified in all respects by the provisions the New Investment Advisory Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 29, 2025, in connection with the Listing, the Company amended and restated the Company’s Articles of Amendment and Restatement, as amended, by filing new Articles of Amendment and Restatement of the Company (the “New Articles”) with the State Department of Assessments and Taxation of the State of Maryland. The New Articles were unanimously approved by the Company’s board of directors (the “Board”) on August 30, 2024 and were subsequently approved at the Special Meeting by the affirmative vote of a majority of all outstanding shares of the Company’s common stock, to become effective upon a Listing.
The New Articles revise the Company’s current charter to, among other things, (i) include a provision that limits the transferability of Shares outstanding at the time of a Listing during the 365-day period following such Listing, (ii) reflect an amendment to delete provisions regarding restrictions and requirements applicable to the Company’s distribution reinvestment plan, (iii) reflect an amendment to delete provisions prohibiting acquisitions of assets in exchange for Shares and restricting certain transactions between the Company and the Adviser and its affiliates, and (iv) delete certain provisions required by, and remove references to, the NASAA Guidelines in order to conform certain provisions of the Company’s charter more closely to provisions in the charters of other business development companies whose securities are listed and publicly-traded on a national securities exchange.
A complete description of the New Articles is set forth in “Listing Charter Amendment Proposals (Items 1(i)–1(iv))” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 3, 2024.
The foregoing description of the New Articles, as set forth in this Item 5.03, is a summary only and is qualified in all respects by the provisions the New Articles, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.
Item 8.01.    Other Events.
On January 29, 2025, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2)

of the 1940 Act, which will result in the Company’s asset coverage requirements applicable to senior securities being reduced from 200% to 150%, effective on January 29, 2026.
Item 7.01     Regulation FD Disclosure.
On February 4, 2025, the Company issued a press release announcing the closing of its public offering and the exercise of the underwriters’ option to purchase additional shares. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment and Restatement.
10.1	Amended and Restated Investment Advisory and Administrative Services Agreement, dated January 29, 2025, between MSC Income Fund, Inc. and MSC Adviser I, LLC.
99.1	Press release dated February 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC Income Fund, Inc.

Date: February 4, 2025	By:	/s/ Cory E. Gilbert
Name: Cory E. Gilbert
Title: Chief Financial Officer